Day Hagan Logix Smart Value Fund

Class A: DHQAX Class C: DHQCX Class I: DHQIX

(the “Fund”)

October 8, 2021

The following information supplements certain information contained in the currently effective Summary Prospectus and Prospectus, each dated November 1, 2020.

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DH Logix, LLC (“DH Logix”) no longer serves as the sub-advisor of the Fund. In addition, Robert Herman and Jeffery Palmer of the DH Logix are no longer Portfolio Managers of the Fund. All references to DH Logix and Messrs. Herman and Palmer are hereby deleted in their entirety.

Donald Hagan, CFA, managing member and co-founder of Donald L. Hagan, LLC (the (“Advisor”), continues to serve as a Portfolio Manager of the Fund and Regan Teague, portfolio manager and analyst of the Advisor, was added as a new Portfolio Manager of the Fund. Mr. Hagan is the Lead Portfolio Manager of the Fund. The Fund will continue to be managed according to the investment objective and strategy set forth in the Fund’s current Prospectus.

The following paragraph is added to the section of the Fund’s prospectus entitled “Management of the Fund – Portfolio Managers”:

Regan Teague – Portfolio Manager of the Fund

Regan is a graduate of Ashland University (Ohio). During his college career, Regan interned with Day Hagan in the summer of 2009 and was a member of the Eagle Investment Group - a team of senior finance students that managed part of the school's endowment fund. Regan joined the Day Hagan team full-time in April of 2012. Regan is a portfolio manager and analyst for all of Day Hagan's proprietary strategies. He received his Chartered Financial Analyst (CFA®) designation in 2019.

Effective November 1, 2021, the Fund’s name will change to the Day Hagan Smart Value Fund

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2020, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-329-4246 (877-DAY-HAGN) or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.

Day Hagan Logix Smart Value Fund

Class A: DHQAX Class C: DHQCX Class I: DHQIX

(the “Fund”)

October 8, 2021

The following information in this Supplement amends certain information contained in the Fund’s Statement of Additional Information, dated November 1, 2020.

______________________________________________________________________________

DH Logix, LLC (“DH Logix”) no longer serves as the sub-advisor of the Fund. In addition, Robert Herman and Jeffery Palmer of the DH Logix are no longer Portfolio Managers of the Fund. All references to DH Logix and Messrs. Herman and Palmer are hereby deleted in their entirety. Donald Hagan, CFA, managing member and co-founder of Donald L. Hagan, LLC (the “Advisor”), continues to serve as a Portfolio Manager of the Fund and serves as Lead Portfolio Manager. Regan Teague, portfolio manager and analyst of the Advisor, serves as a Portfolio Manager of the Fund. The Fund will continue to be managed according to the investment objective and strategy set forth in the Fund’s current Prospectus.

The following information replaces the information under the section of the Fund’s SAI entitled “Advisor – Portfolio Managers” in its entirety:

Portfolio Managers

Donald Hagan and Regan Teague are the portfolio managers responsible for the day-to-day management of the Logix Smart Value Fund. Mr. Hagan’s compensation from the Advisor is based on a base salary plus a share of the net income of the Advisor and is paid monthly. He is also entitled to a portion of the proceeds if the Advisor sells all or a portion of the Advisor's business. He does not receive bonuses or participate in a pension plan. He does participate in the Advisor’s 401k plan.

Mr. Teague receives a salary plus a bonus based on the profitability of the firm and participates in the Advisor’s 401k plan.

As of September 30, 2021, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by the portfolio managers of the Fund are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Donald Hagan	3	$335	0	$0	4877	$588
Regan Teague	2	$305	0	$0	4877	$588

The advisory fee for investment vehicles listed in the above table is not based on the performance of the account. The advisory fee is not based on the performance of the respective account for any of the registered investment companies, other pooled investment vehicles or other accounts referred to above.

The following table shows the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of September 30, 2020.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Smart Value Fund
Donald Hagan	$100,001 - $500,000
Regan Teague	None

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and SAI, each dated November 1, 2020, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-329-4246 (877-DAY-HAGN) or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.